Income per Share	12 Months Ended
Mar. 31, 2022
Earnings per share [Abstract]
Income per Share [Text Block]

22. Income per Share

Income per common share represents net income for the year divided by the weighted average number of common shares outstanding during the year.

Diluted income per share is calculated by dividing the applicable net income by the sum of the weighted average number of common shares outstanding and all additional common shares that would have been outstanding if potentially dilutive common shares had been issued during the year.

	Year ended	Year ended
	March 31, 2022	March 31, 2021
Basic weighted average number of common shares outstanding	77,715,890	69,411,808
Effect of dilutive stock options and warrants	2,368,516	2,651,889
Effect of convertible loan	4,723,923	1,225,783
Diluted weighted average common shares outstanding	84,808,329	73,289,480